SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JULY 26, 2000
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                        MICROCHIP TECHNOLOGY INCORPORATED
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             (Exact name of registrant as specified in its charter)


   DELAWARE                       0-21184                      86-0629024
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)              Identification Number)
incorporation)

2355 W. CHANDLER BLVD., CHANDLER, ARIZONA                        85224-6199
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (480) 786-7200
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                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 26, 2000, we closed the acquisition of a semiconductor manufacturing complex located in Puyallup, Washington, from Matsushita Semiconductor Corporation of America. The acquisition was pursuant to a Purchase and Sale Agreement between Matsushita Semiconductor Corporation of America and us, dated as of May 23, 2000, and as subsequently amended by a First Addendum and Second Addendum. The Purchase and Sale Agreement between us and Matsushita Semiconductor Corporation of America, dated as of May 23, 2000, and the subsequent amendments, are filed as Exhibits 2.1, 2.2 and 2.3 to this report on Form 8-K.

     Pursuant to the Purchase and Sale Agreement, we acquired, subject to specific exclusions as set forth in the Purchase and Sale Agreement, certain of the assets of Matsushita Semiconductor Corporation of America, consisting of inoperative semiconductor manufacturing facilities and real property located in Puyallup, Washington, and certain personal property located thereon or used in connection with the facility. The total purchase price paid by us for the acquisition was $80 million in cash.

     Matsushita Semiconductor Corporation of America previously used the facility as a semiconductor manufacturing facility. We will continue to use the facility as a semiconductor manufacturing facility, initially producing 8-inch wafers using our 0.7 and 0.5 micron process technologies. The facility will also house manufacturing operations, offices, meeting rooms and support functions. We currently intend to begin installing wafer processing equipment in November 2000, with volume production at the facility expected to begin in August 2001.

     THE FOREGOING STATEMENTS RELATED TO THE TIMING OF EQUIPMENT INSTALLATION AND THE COMMENCEMENT OF VOLUME PRODUCTION AT OUR PUYALLUP, WASHINGTON FACILITY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING BUT NOT LIMITED TO FUTURE DEMAND FOR OUR PRODUCTS, DELAYS IN FACILITIZATION OF THE PUYALLUP, WASHINGTON FACILITY, AVAILABILITY OF EQUIPMENT AND OTHER SUPPLIES, GENERAL ECONOMIC CONDITIONS, AND OTHER RISKS DETAILED IN OUR 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000 FILED ON JUNE 7, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS

          2.1 Purchase and Sale Agreement, dated as of May 23, 2000 between Microchip Technology Incorporated and Matsushita Semiconductor Corporation of America

          2.2 Addendum dated June 20, 2000 to Purchase and Sale Agreement, dated as of May 23, 2000 between Microchip Technology Incorporated and Matsushita Semiconductor Corporation of America

          2.3 Addendum dated July 10, 2000 to Purchase and Sale Agreement, dated as of May 23, 2000 between Microchip Technology Incorporated and Matsushita Semiconductor Corporation of America

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2000                     MICROCHIP TECHNOLOGY
                                         INCORPORATED


                                         /s/ Gordon W. Parnell
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                                         Gordon W. Parnell
                                         Vice President, Chief Financial Officer
                                         (Duly Authorized Officer, and Principal
                                         Financial and Accounting Officer)

                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JULY 26, 2000


Exhibit 2.1 Purchase and Sale Agreement, dated as of May 23, 2000 between Microchip Technology Incorporated and Matsushita Semiconductor Corporation of America

Exhibit 2.2 Addendum dated June 20, 2000 to Purchase and Sale Agreement, dated as of May 23, 2000 between Microchip Technology Incorporated and Matsushita Semiconductor Corporation of America

Exhibit 2.3 Addendum dated July 10, 2000 to Purchase and Sale Agreement, dated as of May 23, 2000 between Microchip Technology Incorporated and Matsushita Semiconductor Corporation of America